CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Dmitri L. Stockton, certify that:

1.	I have reviewed these reports on Form N-Q for each Registrant (collectively “the Registrants”) listed in Appendix A;

2.	Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the Registrants as of the end of the fiscal quarter for which the report is filed;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrants and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to each Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d.	Disclosed in this report any change in the Registrants’ internal control over financial reporting that occurred during the Registrants’ most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrants’ internal control over financial reporting; and

5.	The Registrants’ other certifying officer and I have disclosed, to the Registrants’ auditors and the audit committee of the Registrants’ board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrants’ ability to record, process, summarize, and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrants’ internal control over financial reporting.

Date: November 21, 2013

/s/ Dmitri L. Stockton
Dmitri L. Stockton
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Arthur A. Jensen, certify that:

1.	I have reviewed these reports on Form N-Q for each Registrant (collectively “the Registrants”) listed in Appendix A;

2.	Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the Registrants as of the end of the fiscal quarter for which the report is filed;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrants and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d.	Disclosed in this report any change in the Registrants’ internal control over financial reporting that occurred during the Registrants’ most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrants’ internal control over financial reporting; and

5.	The Registrants’ other certifying officer and I have disclosed, to the Registrants’ auditors and the audit committee of the Registrants’ board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrants’ ability to record, process, summarize, and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrants’ internal control over financial reporting.

Date: November 21, 2013

/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, Elfun Funds

Appendix A

GE S&S U.S. Equity Fund

GE S&S Income Fund